UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

Sustainable Development Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40002	85-4353398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5701 Truxtun Avenue, Suite 201 Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 329-8221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SDACU	The Nasdaq Capital Market
Shares of Class A common stock included as part of the units	SDAC	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SDACW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Sustainable Development Acquisition I Corp. (the “Company” or “we”) was held on December 28, 2022. Class B common stockholders of record at the close of business on December 12, 2022 (the “Record Date”) were entitled to vote at the Annual Meeting and, as of the Record Date, there were 7,906,250 shares of our Class B common stock outstanding. At the Annual Meeting, the holders of 7,856,250 shares of our Class B common stock were present, virtually or by proxy, representing approximately 99.37% of the shares of Class B common stock outstanding as of the Record Date and, accordingly, a quorum was present at the Annual Meeting.

The matters submitted to the Company’s Class B common stockholders and voted upon at the Annual Meeting were as follows:

(1)	Proposal No. 1 - To elect five persons to serve as directors of the Company until the second annual meeting of stockholders after their election the next annual meeting of stockholders and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

The election of each nominee pursuant to Proposal No. 1 required the affirmative vote of a plurality of the votes present and entitled to vote at the Annual Meeting, and the results of each such vote were as follows:

	For	Withheld	Against
Robert Schultz	7,856,250	0	0
Nicole Neeman Brady	7,856,250	0	0
Kathleen Brown	7,856,250	0	0
Andrew Kassoy	7,856,250	0	0
Annette Rodriguez-Ferrer	7,856,250	0	0

Accordingly, each nominee received the requisite number of votes for election at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2022

SUSTAINABLE DEVELOPMENT ACQUISITION I CORP.

By:	/s/ Eric Techel
Name:	Eric Techel
Title:	Chief Financial Officer